Exhibit 3.33
Delaware
The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “LKQ CENTRAL, INC.” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
CERTIFICATE OF CONVERSION, FILED THE SEVENTEENTH DAY OF OCTOBER, A.D. 2019, AT 2:41 O`CLOCK P.M.
CERTIFICATE OF INCORPORATION, FILED THE SEVENTEENTH DAY OF OCTOBER, A.D. 2019, AT 2:41 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-NINTH DAY OF APRIL, A.D. 2020, AT 5:03 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-SECOND DAY OF JUNE, A.D. 2020, AT 4:58 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-THIRD DAY OF JUNE, A.D. 2020, AT 5:07 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-THIRD DAY OF JUNE, A.D. 2020, AT 5:20 O`CLOCK P.M.

    /s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

7659644 8100H    Authentication: 204994978
SR# 20224163470    Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware
The First State
CERTIFICATE OF MERGER, FILED THE TWENTY-FIFTH DAY OF NOVEMBER, A.D. 2020, AT 5:21 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CERTIFICATE OF MERGER, FILED THE TWENTY-FIFTH DAY OF NOVEMBER, A.D. 2020, AT 5:29 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CERTIFICATE OF MERGER, FILED THE FIRST DAY OF DECEMBER, A.D. 2020, AT 2:53 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF MAY, A.D. 2021, AT 4:50 O`CLOCK P.M.

    /s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

7659644 8100H    Authentication: 204994978
SR# 20224163470    Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware
The First State
CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF SEPTEMBER, A.D. 2021, AT 11:31 O`CLOCK A.M.
CERTIFICATE OF MERGER, FILED THE NINTH DAY OF DECEMBER, A.D. 2021, AT 4:56 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “LKQ CENTRAL, INC.”.

    /s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

7659644 8100H    Authentication: 204994978
SR# 20224163470    Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW
1.)    The jurisdiction where the Non-Delaware Corporation first formed is
Kansas    .
2.)    The jurisdiction immediately prior to filing this Certificate is    Kansas    .
3.)    The date the Non-Delaware Corporation first formed is    11/19/1993    .
4.)    The name of the Non-Delaware Corporation immediately prior to filing this Certificate is    LKQ Mid-America Auto Parts, Inc.    .
5.)    The name of the Corporation as set forth in the Certificate of Incorporation is
LKQ Central, Inc.    .

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the    16     day of    October            , A.D.     2019    .

By: /s/ Matthew McKay

Name: Matthew McKay
Print or Type

Title: Secretary
Print or Type

STATE of DELAWARE
CERTIFICATE of INCORPORATION
A STOCK CORPORATION

First: The name of this Corporation is    LKQ Central, Inc.    .
Second: Its registered office in the State of Delaware is to be located at         3411 Silverside Road Tatnall Building #104     Street, in the City of    Wilmington        County of    New Castle     Zip Code    19810    .
The registered agent in charge thereof is    Corporate Creations Network Inc.
        .
Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
Fourth: The amount of the total stock of this corporation is authorized to issue is
   1,000     shares (number of authorized shares) with a par value of no par value     per share.
Fifth: The name and mailing address of the incorporator are as follows:
Name    Matthew McKay
Mailing Address    500 W. Madison Street Suite 2800
Chicago, IL      Zip Code    60661.
I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 16 day of October, A.D. 2019.

BY: /s/ Matthew McKay
(Incorporator)

NAME: Matthew McKay
(type or print)

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.        , a Delaware corporation, and the name of the corporation being merged into this surviving corporation is    LKQ of Nevada, Inc    , a     Nevada      corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
   1000 no par value    .
SIXTH: The merger is to become effective on    upon filing    .
SEVENTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   29th     day of    April    , A.D., 2020.
By:   /s/ Kristen Espinales
Authorized Officer

Name:   Kristen Espinales
Print or Type

Title:    Special Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.            , a Delaware corporation, and the name of the corporation being merged into this surviving corporation is    LKQ Apex Auto Parts    , a     Oklahoma      corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
   1,000 common, no par value    .
SIXTH: The merger is to become effective on    upon filing    .
SEVENTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, Illinois 60661    , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   22nd day of    June    , A.D., 2020     .
By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:    Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.            , a Delaware corporation, and the name of the corporation being merged into this surviving corporation is    LKQ Self Service Auto Parts Tulsa, Inc.    , an   Oklahoma      corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
   1000 no par value    .
SIXTH: The merger is to become effective on    upon filing    .
SEVENTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661    , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   23rd     day of    June    , A.D., 2020     .
By:   /s/ Matthew McKay
Authorized Officer

Name:   MatthewMcKay
Print or Type

Title:     Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION AND
FOREIGN LIMITED LIABILITY COMPANY
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.        , a Delaware corporation, and the name of the corporation being merged into this surviving corporation is    LKQ 1st Choice Auto Parts LLC    , a (list jurisdiction)    Oklahoma limited liability company.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.
    .
FOURTH: The merger is to become effective on    upon filing    .
FIFTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661    , the place of business of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by an authorized officer, the   23rd     day of    June    , A.D., 2020     .
By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:     Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED PARTNERSHIP
INTO A
DOMESTIC CORPORATION
Pursuant to Title 8, Section 263(a) of the Delaware General Corporation Law and Title 6, Section 17-211 of the Delaware Limited Partnership Act, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.        , a Delaware corporation, and the name of the limited partnership being merged into this surviving corporation is    LKQ Auto Parts of North Texas, L.P.    .
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited partnership.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.
    .
FOURTH: The merger is to become effective on    12/31/2020    .
FIFTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661    , the place of business of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or partner of any constituent limited partnership.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by an authorized officer, the   11th     day of    November    , A.D., 2020     .

By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:     Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.    ,    and the name of the corporation being merged into this surviving corporation is    LKQ Auto Parts of North Texas, Inc.    .
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.     ,
a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
FIFTH: The merger is to become effective on    12/31/2020    .
SIXTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661    , the place of business of the surviving corporation.
SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by an authorized officer, the   25th     day of    November    , A.D., 2020     .
By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:     Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION AND
FOREIGN LIMITED PARTNERSHIP

Pursuant to Title 8, Section 263(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.        , a Delaware corporation, and the name of the Partnership being merged into this surviving corporation is    LKQ Heavy Truck-Texas, Best Diesel,L.P.    , a    Texas                   limited partnership.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent entities pursuant to Title 8, Section 263(c).
THIRD: The name of the surviving corporation is    LKQ Central, Inc.     .
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
FIFTH: The merger is to become effective on    12/31/2020    .
SIXTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661    , the place of business of the surviving corporation.
SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request and without cost, to any stockholder of any constituent corporations or any partner of any constituent limited partnerships.

By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:     Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.        , a Delaware corporation, and the name of the corporation being merged into this surviving corporation is    LKQ AUTO PARTS OF MEMPHIS, INC.    , a     Arkansas     corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.     , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
   1,000 shares with .01 par value per share    .
SIXTH: The merger is to become effective on    upon filing    .
SEVENTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   13th     day of    May    , A.D., 2021    .
By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:     Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.            , a Delaware corporation, and the name of the corporation being merged into this surviving corporation is    LKQ All Models Corp.    , a     Arizona     corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.         , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
   3000 authorized at $.01    .
SIXTH: The merger is to become effective on    upon filing    .
SEVENTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   28th     day of    September    , A.D., 2021    .
By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:     Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is   LKQ Central, Inc.        , a Delaware corporation, and the name of the corporation being merged into this surviving corporation is    LKQ Midwest AP Corp.    , a     Nebraska     corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is    LKQ Central, Inc.     , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
   100 no par value    .
SIXTH: The merger is to become effective on    upon filing    .
SEVENTH: The Agreement of Merger is on file at    500 W. Madison Street
Suite 2800, Chicago, IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   9th     day of    December    , A.D., 2021    .
By:   /s/ Matthew McKay
Authorized Officer

Name:   Matthew McKay
Print or Type

Title:     Secretary